SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 5, 2011 (May 4, 2011)

DYNEGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2011, the Board of Directors (the “Board”) of Dynegy Inc. (“Dynegy”) elected Michael J. Embler to the Board.  As disclosed in Dynegy’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on April 29, 2011(the “Proxy Statement”), Mr. Embler has previously been named as a director nominee standing for election at Dynegy’s annual meeting of stockholders scheduled for June 15, 2011.

Mr. Embler, 47, served as the Chief Investment Officer of Franklin Mutual Advisers LLC, an asset management subsidiary of Franklin Resources, Inc. from 2005 to 2009. Mr. Embler joined Franklin Mutual Advisers in 2001 and, prior to becoming Chief Investment Officer in 2005, served as head of its Distressed Investment Group. From 1992 until 2001, he worked at Nomura Holdings America, where he served as Managing Director managing a team investing in a proprietary fund focused on distressed and other event-driven corporate investments. Mr. Embler currently serves on the Board of Directors of CIT Group, Inc., AboveNet, Inc. and Corlears School.

Mr. Embler will serve on the Finance and Restructuring Committee of the Board.  He was not elected pursuant to any arrangement or understanding between himself and any other person.  There are no relationships between Mr. Embler and Dynegy that would require disclosure pursuant to Item 404(a) of Regulation S-K.  Mr. Embler will receive compensation for his Board and committee service based upon the levels described for a non-employee director in Dynegy’s Proxy Statement for its 2011 Annual Meeting of Stockholders.

Item 7.01         Regulation FD Disclosure.

On May 4, 2011 Dynegy issued a press release announcing the election of Michael J. Embler, which is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 8.01         Other Events

Dynegy expects to release its first quarter 2011 earnings no later than May 10, 2011.

Item 9.01          Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

*99.1	Dynegy Inc. press release dated May 4, 2011.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: May 5, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

*99.1	Dynegy Inc. press release dated May 4, 2011.

* Filed herewith